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                                                                    EXHIBIT 10.7

                    PARTIAL CONVEYANCE OF PRODUCTION PAYMENT
                                       AND
               SEVENTH SUPPLEMENT TO PRODUCTION PAYMENT CONVEYANCE

     THIS PARTIAL CONVEYANCE OF PRODUCTION PAYMENT AND SEVENTH SUPPLEMENT TO PRODUCTION PAYMENT CONVEYANCE (this "Supplement"), dated as of the date set out at the end hereof, is made by TransTexas Gas Corporation, a Delaware corporation ("Grantor"), Mirant Americas Energy Capital, LP, formerly named Southern Producer Services, L.P. ("SPS"), TCW DR VI Investment Partnership, L.P. ("Fund VI"), and TCW Global Project Fund Ltd. ("GPF"). SPS, Fund VI, and GPF are herein collectively called "Grantee".

                                    RECITALS:

A. Effective as of March 1, 2000, Grantor executed in favor of TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. ("Fund V"), Fund VI, and SPS that certain Production Payment Conveyance dated as of March 14, 2000, which has been supplemented and amended by various supplements given prior to September 10, 2001 (as so supplemented and amended, the "Original Conveyance"). The Original Conveyance, including all such supplements, has been recorded as described on Schedule 1 to the Sixth Supplement to Production Payment Conveyance that is referred to below and attached hereto.

B. Effective as of December 1, 2000, Fund V assigned all of its right, title, and interest under the PP Conveyance to SPS pursuant to a Conveyance of Interest in Production Payment.

C. Effective as of the date hereof, Grantor, Fund VI, and SPS executed and delivered that certain Sixth Supplement to Production Payment Conveyance (the "Sixth Supplement"), a copy of which is attached hereto as Exhibit A and made a part hereof for all purposes. The Original Conveyance, as supplemented and amended by the Sixth Supplement and by this Supplement, is herein called the "PP Conveyance". By means of the Original Conveyance and the Sixth Supplement, a production payment (the "Production Payment") is now owned by Fund VI and SPS in undivided interests.

D. SPS desires to convey to GPF an undivided 18.54493% interest in the Production Payment, upon and subject to the provisions hereof, in order that SPS, Fund VI, and GPF shall own the Production Payment in the percentages described below.

                                   CONVEYANCE:

     1. For a good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, SPS does hereby convey to GPF, 18.54493% of the entire 8/8ths interest in the Production Payment, such conveyance to be effective as of the Effective Time, as hereafter defined, but subject to the reservations and exceptions set out below (the "GPF Assignment").

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     2. As a result of this conveyance, and taking into account the percentage interest in the Production Payment previously owned by SPS and Fund VI, SPS, Fund VI, and GPF now own the following undivided percentage interests in the Production Payment, and their "Percentage Shares", as defined in the PP Conveyance, shall be deemed to be as follows:

            Fund VI  31.64025%
            SPS      49.81482%
            GPF      18.54493%

     3. SPS does hereby further assign to GPF such undivided interests in SPS's accounts receivable from the sale of PP Hydrocarbons (as defined in the Original Conveyance) - to the extent such accounts receivable exist and are unpaid at the Effective Time and arise from the sale of PP Hydrocarbons before the Effective Time - as are necessary in order to cause SPS and GPF to share in all collections of such accounts receivable after the Effective Time in proportion to their respective amended Percentage Shares as set out above.

     4. SPS expressly reserves to itself, and is not assigning to GPF, all of its rights with respect to the Surviving Duties. As used herein, "Surviving Duties" means (a) all indemnification obligations, reimbursement obligations and other obligations of Grantor that are, as provided in the PP Conveyance (and/or in any related documents or instruments), to survive any termination of the PP Conveyance, and (b) without limitation of the foregoing, (i) the indemnification obligations of Grantor under Section 4.1 of the PP Conveyance, (ii) Grantor's obligations to pay all severance taxes in connection with all PP Hydrocarbons at any time purchased by Grantor, and (iii) Grantor's obligations to pay all royalties in connection with all PP Hydrocarbons at any time produced.

     5. Grantor hereby ratifies and confirms all of the Surviving Duties owed to SPS and hereby agrees to pay and perform the same. Grantor further confirms that it independently owes the Surviving Duties to Fund VI, as well as SPS, due to Fund VI being a beneficiary of the PP Conveyance prior to this Conveyance from SPS to Fund VI, and Grantor hereby ratifies and confirms the Surviving Duties owed to Fund VI and agrees to pay and perform the same.

     6. SPS hereby represents and warrants to GPF that the interests assigned herein have not been conveyed to any other person. Except for the foregoing sentence, herein, this Partial Conveyance of Production Payment is given without representation or warranty of any kind, express, implied or otherwise.

                           SUPPLEMENTS AND AGREEMENTS:

     7. In order to take into account the GPF Assignment, (a) all references to "Grantee" in the Original Conveyance, as supplemented hereby, shall refer to SPS, Fund VI, and GPF with respect to matters occurring after the date hereof and (b) all references to "Fund V" in the Original Conveyance, as supplemented hereby, shall refer to GPF with respect to matters occurring after the date hereof.

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     8. The definition of "GPF", "Tamco", and "TCW London" are hereby added to
Section 1.1 of the Original Conveyance in appropriate alphabetical order to read as follows:

          " 'GPF' means TCW Global Project Fund Ltd., a Bermuda-domiciled special purpose company, and, unless the context in which used shall otherwise require, such term shall also include any successor to it as owner at the time in question of any or all of the Production Payment."

          " 'Tamco' means TCW Asset Management Company, a California corporation."

          " 'TCW London' means TCW London International, Limited, a California corporation."

     9. The definitions of "Affiliate", "Funds Agent", and "TCW Beneficiary" in
Section 1.1 of the Original Conveyance are hereby amended in their entirety to read as follows:

          " 'Affiliate' means, with respect to any Person: (a) any other Person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities of such Person, (b) any other Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such Person, and (c) any other Person directly or indirectly controlling, controlled by or under common control with such Person; provided that, "Affiliate" also means, with respect to GPF, Fund V and Fund VI, (i) any of the TCW Beneficiaries, (ii) any trustee, general partner, investment manager, custodian, custodial agent, or other fiduciary of or for GPF, Fund V, Fund VI, or any TCW Beneficiary, (iii) Trust Company of the West, a California trust company, and (iv) Tamco and TCW London, in each case whether acting as Funds Agent or in any other capacity."

          " 'Funds Agent' means the Persons named as Funds Agent in Section 8.7, acting in such capacity, together with their successors and assigns in such capacity."

          " 'TCW Beneficiary' means (a) any Person that at any time is a general or limited partner in Fund V or in Fund VI or any Person for whom such a general or limited partner is acting as investment manager, custodian or custodial agent or in a similar capacity and (b) any Person that is a shareholder in GPF."

     10. Section 6.2 of the Original Conveyance is amended in its entirety to read as follows:

          "Section 6.2. Assignments by Grantee. Grantee's interest in the Production Payment may not be transferred except in compliance with this section. Any Grantee and any Permitted Assign (as hereinafter defined) shall have the right to sell, assign, transfer or convey its interest in the Production Payment, in whole or in part (and either absolutely or by mortgage or other security instrument), at any time; provided that:

               (a) no change of ownership or right to receive payment of the Production Payment or of any part thereof, however accomplished, shall be effective or

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          binding until notice thereof, including the Percentage Share and address of the transferee, shall have been registered with Grantor by the transferor and by the transferee (which transferee must make to Grantor the representations and warranties in Section 4.2 of the Purchase Agreement), and then only with respect to production occurring after receipt of such notice, and

               (b) neither Grantee nor any Permitted Assign shall assign or convey any rights under or any interest in the Production Payment Documents or the Production Payment to any Restricted Assignee.

     Any Person to whom all or any interest in the Production Payment is assigned or conveyed in accordance with the foregoing requirements is herein called a "Permitted Assign". Grantor shall keep records of all Permitted Assigns, their Percentage Shares, and their addresses, and shall give notice thereof to the other Persons, if any, from time to time holding the interests of Grantee hereunder."

     11. Section 8.7 of the Original Conveyance is amended in its entirety to read as follows:

          "Section 8.7. Funds Agent; Consents, Waivers, Supplements and Amendments.

          (a) Fund VI has, pursuant to the Purchase Agreement, appointed Tamco as its agent to administer the Production Payment and to act on its behalf (as a Person included in Grantee) in giving any consents or waivers under this Conveyance, in making any amendments or supplements hereto, and in arranging for the marketing of the PP Hydrocarbons. GPF has, pursuant to other agreements, appointed TCW London as its agent to administer the Production Payment and to act on its behalf (as a Person included in Grantee) in giving any consents or waivers under this Conveyance, in making any amendments or supplements hereto, and in arranging for the marketing of the PP Hydrocarbons. Accordingly, as used herein, "Funds Agent" refers collectively to Tamco, acting on behalf of Fund VI, and to TCW London, acting on behalf of GPF. Unless and until this Conveyance is supplemented to reflect the termination of such agency or the appointment of a replacement or successor Funds Agent (which supplement may be executed by Fund VI and GPF without the joinder of Grantor or SPS), all Persons dealing with Grantor or Grantee in connection with the Production Payment shall be entitled to rely upon the authority of (i) Tamco to act as Funds Agent for Fund VI in connection herewith and (ii) TCW London to act as Funds Agent for GPF in connection herewith.

          (b) No consent, waiver, supplement or amendment given by Grantee in connection with this Conveyance or the Production Payment shall be valid or effective unless given be in writing and signed by each Person included in Grantee (provided that Tamco may sign the same on behalf of Fund VI and TCW London may sign the same on behalf of GPF but neither may sign on behalf of
     SPS)."

     12. Grantor and Grantee acknowledge to each other that concurrently herewith SPS, GPF Fund V, and Fund VI are entering into an agreement which supplements the Production Sales

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Agreements to provide that SPS, as Marketer, will be the purchaser of the PP
Hydrocarbons belonging to GPF.

     13. All of the terms and provisions of the Original Conveyance, as the same is amended and supplemented hereby, are ratified, adopted, affirmed and renewed, and remain in full force and effect for the benefit of Grantee, the Beneficiaries, Funds Agent, and their respective successors and assigns.

     14. This Supplement may be executed in multiple counterparts, all of which are identical.

     15. This Supplement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns, and all of the covenants and agreements contained in the Original Conveyance, as amended hereby, shall be deemed to be covenants and agreements running with the lands affected thereby.

     16. This Supplement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of conflicts of laws.

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     IN WITNESS WHEREOF, this instrument is executed by the parties hereto on the dates of their respective acknowledgments, effective as to deliveries of oil, gas and other hydrocarbons as of 9:01 a.m., Texas time, on September 10, 2001 (the "Effective Time").

                                       TRANSTEXAS GAS CORPORATION

                                       By:
                                           -------------------------------------
                                           Simon Ward
                                           Vice President and Treasurer

Grantor's address:                     1300 North Sam Houston Parkway East
                                       Suite 310
                                       Houston, Texas 77032-2949
                                       Attention: Ed Donahue, Vice President
                                       Telephone: 281/987-8600
                                       Telecopy: 281/986-8865


                                       MIRANT AMERICAS ENERGY CAPITAL, LP

                                       By: Mirant Americas Development, Inc.,
                                           its general partner

                                           By:
                                               ---------------------------------
                                               John A. Rigas
                                               Attorney-in-Fact

SPS's address:                         1200 Smith Street
                                       Suite 2890
                                       Houston, Texas 77002
                                       Attention: David W. Stewart
                                       Telephone: 713/276-1902
                                       Telecopy: 713/276-1990

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                                       TCW DR VI INVESTMENT PARTNERSHIP, L.P.

                                       By: TCW ASSET MANAGEMENT COMPANY, as
                                           Agent

                                           By:
                                               ---------------------------------
                                               Kurt A. Talbot
                                               Senior Vice President


Fund VI's address:                     c/o Trust Company of the West
                                       865 South Figueroa
                                       Los Angeles, California  90017
                                       Attention: Thomas F. Mehlberg
                                       Telephone: 213/244-0702
                                       Telecopy: 213/244-0604


                                       TCW GLOBAL PROJECT FUND LTD.

                                       By: TCW LONDON INTERNATIONAL, LIMITED, as
                                           Investment Advisor

                                           By:
                                               ---------------------------------
                                               Randall S. Wade
                                               Vice President


                                               By:
                                                   -----------------------------
                                                   George R. Hutchinson
                                                   Managing Director


GPF's address:                         TCW Global Project Fund Ltd.
                                       c/o Conyers, Dill & Pearman
                                       Clarendon House
                                       Church Street
                                       Hamilton, Bermuda
                                       Attention: Kevin Butler
                                       Telephone: 441/299-4993
                                       Telecopy: 441/292-4720

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                  with a copy to:      TCW London International, Limited
                                       865 South Figueroa
                                       Los Angeles, California  90017
                                       Attention: Arthur Carlson
                                       Telephone: 213/244-0053
                                       Telecopy: 213/244-0604

This document prepared by:

John W. Rain
Thompson & Knight L.L.P.
1700 Pacific Avenue, Suite 3300
Dallas, Texas 75201

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STATE OF TEXAS                      )
                                    )
COUNTY OF HARRIS                    )

     The foregoing instrument was acknowledged before me on this 10th day of September, 2001, by Simon Ward, the Vice President and Treasurer of TransTexas Gas Corporation, a Delaware corporation, on behalf of such corporation.


                                       -----------------------------------------
        [SEAL]                         Notary Public, State of Texas

STATE OF TEXAS                      )
                                    )
COUNTY OF HARRIS                    )

     The foregoing instrument was acknowledged before me on this 10th day of September, 2001, by John A. Rigas, the Attorney-in-Fact of Mirant Americas Development, Inc., a Georgia corporation, on behalf of such corporation acting as general partner of Mirant Americas Energy Capital, LP, a Delaware limited partnership, and on behalf of such limited partnership.


                                       -----------------------------------------
        [SEAL]                         Notary Public, State of Texas

STATE OF TEXAS                      )
                                    )
COUNTY OF HARRIS                    )

         The foregoing instrument was acknowledged before me on this 10th day of September, 2001, by Kurt A. Talbot, the Senior Vice President of TCW Asset Management Company, a California corporation, on behalf of such corporation acting as agent as aforesaid.


                                       -----------------------------------------
        [SEAL]                         Notary Public, State of Texas

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STATE OF TEXAS                    )
                                  )
COUNTY OF HARRIS                  )

         The foregoing instrument was acknowledged before me on this 10th day of September, 2001, by George R. Hutchinson, a Managing Director of TCW London International, Limited, a California corporation, on behalf of such corporation acting as investment advisor as aforesaid.


                                       -----------------------------------------
        [SEAL]                         Notary Public, State of Texas

STATE OF TEXAS                    )
                                  )
COUNTY OF HARRIS                  )

         The foregoing instrument was acknowledged before me on this 10th day of September, 2001, by Randall S. Wade, a Vice President of TCW London International, Limited, a California corporation, on behalf of such corporation acting as investment advisor as aforesaid.


                                       -----------------------------------------
        [SEAL]                         Notary Public, State of Texas

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                                    EXHIBIT A

                         SIXTH SUPPLEMENT TO PRODUCTION
                               PAYMENT CONVEYANCE